UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2004

                           Commission File No. 1-8726

                                    RPC, INC.
             (exact name of registrant as specified in its charter)

             Delaware                                          58-1550825
  (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code

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Item 5. Other Events and Regulation FD Disclosure

On January  27,  2004,  registrant  issued a press  release  titled  "RPC,  Inc.
Announces   Increased  Dividend  and  Authorizes   Expansion  of  Stock  Buyback
Program," that declared a quarterly cash dividend of $0.03 per share and expanded the stock repurchase program by 1.5 million shares.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

            Exhibit 99 - Press release dated January 27, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RPC, Inc.

Date: January 28, 2004                    /s/ BEN M. PALMER
                                          -------------------------------------
                                          Ben M. Palmer
                                          Vice President,
                                          Chief Financial Officer and Treasurer